Patrick Miller President & CEO Tim Trenary Chief Financial Officer & Treasurer Kirk Feiler VP Corporate Development & COMMERCIAL VEHICLE GROUP, INC. Investor Relations Fourth Quarter 2019 Investor Presentation

Forward Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (vi) the Company’s ability to recognize synergies from the reorganization of the segments; (vii) the Company’s failure to successfully manage any divestitures; (viii) the impact of changes in governmental regulations on the Company's customers or on its business; (ix) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (x) the impact of disruptions in our supply chain or delivery chain; (xi) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiii) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xiv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and materials costs; (xv) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business; and (xx) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2018 and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. Page | 2 COMMERCIAL VEHICLE GROUP, INC.

Commercial Vehicle Group - NASDAQ: CVGI • ~$900 million global manufacturer to commercial vehicle industry • Leading supplier of electrical wire harnesses, seating systems and Who We other cab related products Are • Growing provider of control panels and electro-mechanical assemblies • Managing complexity for low- to mid-volume applications • Engineering and design services for product development and What We validation Do • Strategic geographic footprint, utilizing lean principles optimizes cost and service • Expanding product capabilities to support growth in electrification, power and data How We Grow • First Source Electronics (FSE) acquisition diversifies product offerings and end markets • Enhancing speed and flexibility required in adjacent markets Page | 3 COMMERCIAL VEHICLE GROUP, INC.

2018 Sales Region Product 11% 7% N. America 8% Seating Systems 18% EMEA 41% Wire Harnesses APAC 22% Trim 71% Structures 22% Wipers / Mirrors End Market Customer Volvo 8% OEM Truck 4% 19% 5% Daimler OEM Construction 33% 15% 46% Paccar 16% Aftermarket Caterpillar 6% 22% OEM Automotive John Deere 7% 11% 8% OEM Bus Navistar All Other Other Page | 4 COMMERCIAL VEHICLE GROUP, INC.

Products Wire Harnesses & Controls Seats & Seating Systems Wiper Systems, Mirrors & Interior Trim Cabs and Sleeper Boxes Controls Page | 5 COMMERCIAL VEHICLE GROUP, INC.

FSE Overview ➢ Acquisition completed on September 17, 2019 ➢ Aligns with CVG’s business model and strategy ▪ Focus on complex, low- to mid-volume applications ▪ Product lines expand CVG’s reach into the electronic space ➢ Products and capabilities include: ▪ Military electronic devices and systems ▪ Control panels ▪ Electromechanical assemblies and controls ➢ Diversifies end markets with focus on: ▪ Industrial automation ▪ Transportation (rail and aerospace) ▪ Military Page | 6 COMMERCIAL VEHICLE GROUP, INC.

Electrical Systems Electrical Systems Segment: Electrical wire harnesses and control panel assemblies for increasingly complex and content-rich electrical and data distribution systems in vehicles and other applications; trim products evolving to include electrical content FY 2018 MARKET SECTOR MIX PRODUCT METRICS (SALES) PORTFOLIO SALES Wire harness and panel 9% 12% assembly for an estimated $8.4B market* $513 million 11% 49% 19% Interior Trim for an OPERATING MARGIN estimated $2.0B market* Truck OEMs Construction OEMs 11.5% Aftermarket / OE Service Automotive Other * Management Estimate Page | 7 COMMERCIAL VEHICLE GROUP, INC.

Growth Drivers – Electrical Systems ➢ Macro Economic Trends - Global electrical distribution market expected to grow 6.5% CAGR through 2023* ➢ Diversification - Adjacent market penetration in electric and traditional powertrain, industrial applications, military, rail and other applications ➢ Digitalization and connectivity - Growth of electrification, power and data usage drives Next-Level harness and electro-mechanical content Performance ➢ Technology - Integrated sensor technology, active electronics, embedded software and other power and data applications for trim products ➢ Industry Trends - Continued increase in composite materials inside the vehicle and more focus on styling for commercial applications * Bishop Incorporated 2018 Annual Report Page | 8 COMMERCIAL VEHICLE GROUP, INC.

Global Seating

Global Seating Segment:
Strong brand recognition in $3.1B addressable global market* (~$15B available market)* with established market position and new wins in Asia Pacific market

FY 2018 METRICS

SALES

$398 million

OPERATING MARGIN

7.9%

MARKET SECTOR MIX (SALES)



7%
5%
21%
43%
24%
Truck OEMs
Construction OEMs
Aftermarket / OE Service
Bus OEM
Other

PRODUCT PORTFOLIO

Seats and Seating Systems

Bostrom Seating

KAB Seating

National Seating

Stratos Seating

*Management estimate, HIS, Millmark, MarketsAndMarkets

Page | 9

COMMERCIAL VEHICLE GROUP, INC.

Growth Drivers – Global Seating ➢ Brand - Strong brand recognition ➢ Product Enhancements - New modular seat product leverages product engineering, design and manufacturing capabilities across end markets; maintains functionality and styling options while reducing complexity and cost ➢ Global Trends - Increasing trend toward Expand Global improved seating functionality, including style Presence and quality in Asia Pacific ➢ New Markets - Recent new customer wins and expanding customer relationships in Asia Pacific ➢ Footprint Expansion - New facility in Thailand and distribution in Indonesia Page | 10 COMMERCIAL VEHICLE GROUP, INC.

End Market Outlook - North America Heavy-Duty Truck (Class 8) Build (000’s) Medium-Duty Truck (Class 5-7) Build (000’s) 345 343 324 273 273 266 274 292 249 260 261 262 256 238 2017 2018 2019E 2020E 2021E 2022E 2023 E 2017 2018 2019E 2020E 2021E 2022E 2023E Source: October 2019 ACT Research Report ➢ Class 8 build peaks in 2019, returns to replacement levels in 2020 ▪ Class 8 backlog ~133,000 units ➢ Class 5-7 build flat versus prior year; decline in 2020 ➢ Taking actions to scale the business in anticipation of lower production levels Page | 11 COMMERCIAL VEHICLE GROUP, INC.

End Market Outlook – Global Construction Equipment MD-HD Construction Machinery (000’s) 1,222 1,121 1,007 896 2017 2018 2019E 2020E Source: Management estimates, Millmark, S&OP data ➢ Global MD-HD construction machinery growth driven by infrastructure and oil spending ▪ Decline in production volumes in 2nd half of 2019 as retailer inventories are adjusted ➢ Global construction equipment production in 2020 likely influenced by outcome of trade and political uncertainty Page | 12 COMMERCIAL VEHICLE GROUP, INC.

Secular Growth Themes Drive Investment Target high-growth, less cyclicalTarget highadjacent-growth, markets less (e.g. cyclicalindustrial markets automation) Trends driving Grow core wire harness proliferation of Deliver differentiated and trim products with electrical solutions new customers components; autonomous, Extend harness portfolio electrification, Strengthen geographical into electronic power and connectivity and presence safety data controls BuildStrengthen on wire geographic harness or trim productpresence categories Accelerate growth and shareholder value Page | 13 COMMERCIAL VEHICLE GROUP, INC.

2019 Finance Update COMMERCIAL VEHICLE GROUP, INC.

Consolidated Statement of Income for Nine Months Ended September 30 $M except per share data 2019 2018 Change Revenue 711.8 674.1 5.6% Gross Profit 99.6 98.6 1.0% Gross Margin 14.0% 14.6% SGA 49.0 45.2 8.4% Operating Income 49.5 52.4 (5.6)% Operating Margin 7.0% 7.8% Diluted Earnings Per Share $ 0.87 $ 1.17 $ (0.30) ➢ Revenue up 5.6% • Strength in North American MD/HD truck, but now slowing • MD/HD construction equipment slowing • Foreign currency translation adversely impacted revenues by $10.1 million for the nine months ended September 2019 ➢ Operating income lower • Mexico Border Minimum Wage • Impact of a troubled supplier on material costs and operations • Manufacturing investments for global wire harness and North American trim • SG&A increase for corporate development efforts and $0.9 million FSE acquisition costs Page | 15 COMMERCIAL VEHICLE GROUP, INC.

Cost Impacts Decline $ Millions $3.0 $2.5 $0.8 $0.5 $2.0 $1.5 $0.8 $1.2 $1.0 $0.3 $0.5 $1.1 $0.6 $0.7 $0.2 $0.0 1Q 2Q 3Q Mexican Wage (net) Troubled Supplier Manufacturing Investments ➢ Actions taken to lessen the impact of headwinds, including pricing and cost-out initiatives, have been successful ➢ Manufacturing investments declining as projects progress and come online Page | 16 COMMERCIAL VEHICLE GROUP, INC.

Electrical Systems Segment Results for Nine Months Ended September 30 Electrical Systems 2019 Sales $M 2019 2018 Change Revenue 417.0 385.7 8.1% Gross Profit 58.9 57.6 2.3% 20% Truck OEMs Gross Margin 14.1% 14.9% Construction OEMs 10% 52% SG&A 11.9 11.3 4.8% Aftermarket / OE Service 18% Other Operating Income 46.4 45.7 1.5% Operating Margin 11.1% 11.9% ➢ Electrical Systems revenue increased 8.1% driven by end markets; FSE acquisition late in third quarter • Foreign currency translation adversely impacted revenue by $3.5 million over the first 3 quarters of 2019 ➢ Operating income up notwithstanding: • Border Minimum Wage - $2.0 million • Troubled supplier - $2.6 million • Manufacturing investments - $1.6 million Page | 17 COMMERCIAL VEHICLE GROUP, INC.

Global Seating Segment Results for Nine Months Ended September 30 Global Seating 2019 Sales $M 2019 2018 Change Revenue 305.1 298.3 2.4% Gross Profit 40.8 41.5 (1.7)% 10% Truck OEMs Gross Margin 13.4% 13.9% 21% Construction OEMs 51% Aftermarket / OE Service SG&A 15.6 16.9 (7.8)% 18% Other Operating Income 24.8 24.2 2.6% Operating Margin 8.1% 8.1% ➢ Global Seating revenue increased 2.4% driven by North America MD/HD truck, partially offset by softening in construction equipment market • Foreign currency translation adversely impacted revenue by $6.6 million over the first 3 quarters of 2019 ➢ Maintaining operating income margins despite challenging cost environment Page | 18 COMMERCIAL VEHICLE GROUP, INC.

Disciplined Capital Management Capital Structure Capital Allocation Priority ($M) 9/30/2019 9/30/2018 Cash 38.7 57.5 Liquidity ABL Availability 70.5 63.3 Total Liquidity 109.2 120.8 Growth Debt 162.1 169.5 TTM EBITDA 76.3 77.9 Gross Leverage 2.1x 2.2x De-lever Net Leverage 1.6x 1.4x See appendix for reconciliation of GAAP to Non-GAAP financial measures Page | 19 COMMERCIAL VEHICLE GROUP, INC.

Investment Highlights ➢ Leading supplier of electrical wire harnesses, seating systems and a full range of cab related components to the global commercial vehicle industry ➢ Recent acquisition of FSE diversifies product offerings and end markets ➢ Industry and secular trends support growth potential ➢ Expanding into adjacent markets to diversify business and mitigate impact of cyclicality ➢ Strong and growing global presence – 25 facilities across North America, Europe and Asia Pacific ➢ Strategic reorganization of businesses (Electrical & Seating) to realize synergies and to enhance organic growth opportunity ➢ FY 2018 revenue $898 million, operating margin 7.4% and free cash flow $27 million ➢ Solid balance sheet Page | 20 COMMERCIAL VEHICLE GROUP, INC.

Appendix COMMERCIAL VEHICLE GROUP, INC.

Use of Non-GAAP Measures This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and to comparable reporting periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. The financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated. Page | 22 COMMERCIAL VEHICLE GROUP, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures Trailing Twelve Months $ Millions Ended September 30th, 2019 2018 Net Income $ 35.7 $ 28.4 Interest 18.4 12.6 Provision for Income Taxes 7.6 21.2 Depreciation 13.2 14.4 Amortization 1.4 1.3 EBITDA $ 76.3 $ 77.9 As of September 30th, 2019 2018 Debt per Balance Sheet $ 158.3 $ 164.6 Plus: Original Issue Discount 2.0 2.6 Plus: Prepaid Financing 1.8 2.4 Revolving Credit Facility - - Gross Debt $ 162.1 $ 169.5 Less: Cash 38.7 57.5 Net Debt $ 123.4 $ 112.0 Divide by Trailing 12 Months EBITDA $ 76.3 $ 77.9 Net Leverage 1.6x 1.4x Page | 23 COMMERCIAL VEHICLE GROUP, INC.